Exhibit 10.9

2013 EQUITY INCENTIVE PLAN

WITH

CALIFORNIA SUPPLEMENT

ADOPTED BY THE BOARD ON 12 NOVEMBER 2013

APPROVED BY SHAREHOLDERS ON 12 NOVEMBER 2013

AMENDED BY THE BOARD ON 7 MAY 2014

APPROVED BY SHAREHOLDERS ON 7 MAY 2014

AMENDED BY THE BOARD ON 5 MARCH 2018

APPROVED BY SHAREHOLDERS ON 22 MARCH 2018

AMENDED BY THE BOARD ON 31 MAY 2018

AMENDED BY THE BOARD ON 9 NOVEMBER 2018

APPROVED BY SHAREHOLDERS ON 28 NOVEMBER 2018

AMENDED BY THE BOARD ON 18 NOVEMBER 2020

APPROVED BY SHAREHOLDERS ON 4 DECEMBER 2020

ROCKLEY PHOTONICS LIMITED

Rockley Photonics Limited

2013 EQUITY INCENTIVE PLAN

1.	PURPOSE

The purpose of this 2013 Equity Incentive Plan (the “Plan”) of Rockley Photonics Limited, a company registered in England and Wales under No. 08683015 (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance- based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	ELIGIBILITY

All of the Company’s employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3.	ADMINISTRATION AND DELEGATION

3.1

Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

3.2

Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.	SHARES AVAILABLE FOR AWARDS

Subject to adjustment under Section 6, Awards may be made under the Plan for up to 11,458,989 ordinary shares of £0.00001 pence each in the capital of the Company (“Shares”) any or all of which may be used for Incentive Stock Options (as defined at 5.2(a) below).

If any Award expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares in the capital of the Company being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any such shares not being issued, the unused shares covered by such an Award shall again be available for the grant of Awards under the Plan. Further, shares in the capital of the Company tendered to the Company by a Participant to exercise an Award shall be added to the number of shares available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code.

4.1

Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4.1, except as may be required by reason of Section 422 and related provisions of the Code.

4.2

Deed Poll. The Board may grant Awards by entering into a deed poll in a form approved by the Board and, as soon as practicable after the Company has executed the deed poll, the Board shall enter into an Award agreement in a form approved by the Board.

5.	STOCK OPTIONS

5.1

General. The Board may grant options to purchase shares in the capital of the Company (each, an “Option”) and determine the number of shares in the capital of the Company to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable US federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) or an EMI Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

5.2

(a) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Rockley Photonics Limited, any of Rockley Photonics Limited’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(b)

EMI Options. An Option that the Board intends to be an enterprise management incentive option under the terms of Schedule 5 to the UK Income Tax (Earnings and Pensions) Act 2003 (“Schedule 5”) (an “EMI Option”) shall only be granted to an employee of Rockley Photonics Limited or its parent or subsidiary corporations who satisfies the requirements of Schedule 5 and the Company shall have no liability to a Participant if an Option (or any part thereof) that is intended to be an EMI Option is not or ceases to be a qualifying option under Schedule 5.

5.3

Exercise Price. The Board shall establish the exercise price of each Option and specify the exercise price in the applicable option agreement. For US residents the exercise price shall be not less than 100% of the Fair Market Value (as defined below) on the date the Option is granted.

5.4	Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

5.5

Exercise of Option—Notice of exercise. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5.6 for the number of shares for which the Option is exercised.

5.6

Payment upon Exercise. Shares in the capital of the Company purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check, payable to the order of the Company, or as otherwise specified in the applicable option agreement at the time of grant.

6.	RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1

General. The Board may grant Awards entitling recipients to acquire shares in the capital of the Company (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares in the capital of the Company or cash to be delivered at the time such Award vests (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

6.2

Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

6.3	Additional Provisions Relating to Restricted Stock.

(a) Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Board. Unless otherwise provided by the Board, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of shares in the capital of the Company other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of shares.

(b)

Share Certificates. The Company may require that any share certificates issued in respect of shares of Restricted Stock shall be held by the Company, together with a stock transfer form endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

7.	OTHER STOCK-BASED AWARDS

Other Awards of shares in the capital of the Company, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares in the capital of the Company or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation stock appreciation rights (“SARs”) and Awards entitling recipients to receive shares in the capital of the Company to be delivered in the future. Such Other Stock- Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares in the capital of the Company or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

8.	ADJUSTMENTS FOR CHANGES IN THE SHARE CAPITAL OF THE COMPANY AND CERTAIN OTHER EVENTS

8.1	Changes in Capitalization.

(a)

Adjustment. The number of shares available for Award under the Plan, the number of shares over which an Option is granted and the exercise price per share subject to Option, the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award, and the terms of each other outstanding Award may be adjusted in such manner as the Board shall determine following any capitalization issue (other than a scrip dividend), rights issue, recapitalization, subdivision, consolidation, reduction or other variation of share capital of the Company.

(b)

Limitation or adjustments. No adjustment under Section 8.1(a) above shall be made which would reduce the exercise price per share subject to Option to subscribe for shares in the capital of the Company below the nominal value of a share unless and to the extent that the Board:

(i)	is authorized to capitalize from the reserves of the Company a sum equal to the amount by which the nominal value of the shares subject to the Option exceeds the adjusted exercise price; and

(ii)	applies such sum (if any) in paying up the amount by which the aggregate nominal value of the shares in respect of which the Option is being exercised exceeds the total exercise price for such shares.

(c)

Action following adjustment. The Company may take such steps as it may consider necessary to notify Participants of any adjustment made under Section 8.1(a) and to call in, cancel, endorse, issue or reissue any option certificate or agreement subsequent upon such adjustment.

8.2	Change of Control.

(a)	Subject to Section 8.2(c) if any person:

(i)

makes an offer to acquire the whole of the share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control (having in this Section 8.2 the meaning given in section 719 of the UK Income Tax (Earnings and Pensions) Act 2003) of the Company; or

(ii)	makes an offer to acquire all of the shares in the Company which are the same class as the Shares; or

(iii)	negotiates a share sale and purchase agreement with the shareholders of the Company which contemplates that such person will obtain Control of the Company upon completion; or

(iv)	obtains Control of the Company in any other circumstances or as a result of any other transaction or series of related transactions; or

(v)	effects any action, transaction or series of related transactions that the Board determines should be treated as if it was a change in Control of the Company;

the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines: (A) upon written notice to a Participant, provide that the Participant’s unexercised or unvested Awards will terminate immediately prior to the consummation of such change in Control event unless exercised by the Participant within a specified period following the date of such notice, (B) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (C) provide that outstanding Awards shall become exercisable in whole or in part prior to or upon such change in Control event, (D) in the event of a change in Control event under the terms of which holders of shares in the capital of the Company will receive upon consummation thereof a cash payment for each share surrendered in the change in Control event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to the excess, if any, of (y) the Acquisition Price times the number of shares subject to the Participant’s Awards (to the extent the exercise price does not exceed the Acquisition Price) over (z) the aggregate exercise price of all such outstanding Awards and any applicable tax withholdings, in exchange for the termination of such Awards, (E) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof and any applicable tax withholdings) and (F) any combination of the foregoing. In taking any of the actions permitted under this Section 8.2, the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(b)

Upon the occurrence of a change of Control as described at (a) above the Board may determine that (i) the repurchase and other rights of the Company under each outstanding award of Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the shares in the capital of the Company was converted into or exchanged for pursuant to such Change of Control in the same manner and to the same extent as they applied to the shares in the capital of the Company subject to such award of Restricted Stock or (ii) except to the extent specifically provided to the contrary in the instrument evidencing any award of Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all awards of Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

(c)

Holding Company. Awards shall not become exercisable without the consent of the Board under the foregoing provisions of this Section 8.2 if the purpose and effect of the transaction is to create a new “holding company” for the Company, such company having substantially the same shareholders and proportionate shareholdings as those of the Company immediately prior to the transaction.

(d)

Listing. Notwithstanding anything herein to the contrary, in no event shall the listing of any class of the Company’s shares on a public securities exchange be considered a change in Control of the Company, unless the Board specifically determines otherwise at the time of such listing.

8.3

Sale of Assets. On a sale of substantially all of the assets of the Company, the provisions of Section 8.2 (Change of Control) shall apply to the extent that the Board may take any of the actions described at (A), (B), (C), (D), (E) or (F) therein in relation to outstanding Awards.

9.	GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1

Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

9.2

Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3

Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

9.4

Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

9.5

Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability.

9.6

Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless

(i)

the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 8 hereof.

9.7

Conditions on Delivery of Shares. The Company will not be obligated to deliver any shares pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and

(i)

the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

9.8

Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.	MISCELLANEOUS

10.1

No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

10.2

No Rights as Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares in the capital of the Company to be distributed with respect to an Award until becoming the record holder of such shares.

10.3

Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the expiration of 10 years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company’s shareholders, but Awards previously granted may extend beyond that date.

10.4

Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that if at any time the approval of the Company’s shareholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 10.4 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment does not materially and adversely affect the rights of Participants under the Plan.

10.5

Authorization of Sub-Plans. The Board may from time to time establish one or more sub- plans under the Plan for purposes of satisfying applicable US blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

10.6

Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Board.

10.7	Data Privacy.

For the purpose of operating the Plan in the European Union, the Company will collect and process information relating to Participants in accordance with the privacy notice which is provided to each Participant.

10.8	Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with English law.

Rockley Photonics Limited

2013 EQUITY INCENTIVE PLAN

CALIFORNIA SUPPLEMENT

Pursuant to Section 10.5 of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Law:

Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a “California Participant”) shall be subject to the following additional limitations, terms and conditions:

1.	ADDITIONAL LIMITATIONS ON OPTIONS.

1.1	Maximum Duration of Options. No Options granted to California Participants shall have a term in excess of 10 years measured from the Option grant date.

1.2

Minimum Exercise Period Following Termination. Unless a California Participant’s employment is terminated for cause (as defined by applicable law, the terms of the Plan or option grant or a contract of employment), in the event of termination of employment of such Participant, such Participant shall have the right to exercise an Option, to the extent that such Participant is entitled to exercise such Option on the date employment terminated, until the earlier of: (i) at least six months from the date of termination, if termination was caused by such Participant’s death or disability, (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant’s death or disability and (iii) the Option expiration date.

2.	ADDITIONAL LIMITATIONS FOR OTHER STOCK-BASED AWARDS

The terms of all Awards granted to a California Participant under Section 7 of the Plan shall comply, to the extent applicable, with Sections 260.140.42, 260.140.45 and 260.140.46 of the California Code of Regulations.

3.	ADDITIONAL LIMITATIONS ON TIMING OF AWARDS

No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the holders of a majority of the Company’s outstanding voting securities by the later of (i) within 12 months before or after the date the Plan was adopted by the Board, or (ii) prior to or within 12 months of the granting of any Award to a California Participant.

4.	ADDITIONAL RESTRICTION REGARDING RECAPITALIZATIONS, STOCK SPLITS, ETC.

For purposes of Section 8.1(a) of the Plan, in the event of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Company’s securities underlying the Award without the receipt of consideration by the Company, the number of securities purchasable, and in the case of Options, the exercise price of such Options, must be proportionately adjusted.

5.	ADDITIONAL LIMITATIONS ON TRANSFERABILITY OF AWARDS

Notwithstanding the provisions of Section 9.1 of the Plan, an Award granted to a California Participant may not be transferred to an executor or guardian upon the disability of the Participant.

ROCKLEY PHOTONICS LIMITED

Non-Qualified Option Agreement

Granted Under 2013 Equity Incentive Plan

THIS AGREEMENT is made [ date ]

BETWEEN:

(1)

ROCKLEY PHOTONICS LIMITED whose registered office is at C/o Cooley (UK) LLP, 10th Floor, Dashwood, 69 Old Broad Street, London, EC2M 1QS (registered in England and Wales under No 08683015 (the “Company”); and

(2)	[NAME] (the “Participant”)

WHEREAS:

(A)	The Company has agreed to grant the Participant an option to acquire ordinary shares in the capital of the Company.

(B)	The option is subject to the terms of this agreement and the Company’s 2013 Equity Incentive Plan (the “Plan”), a copy of which is available from the Company Secretary.

1.	Grant of Option.

This agreement evidences the grant by the Company on [date] (the “Grant Date”) to [Name], an employee of the Company or one of its wholly owned subsidiaries (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of [number of shares] ordinary shares of £0.00001 each in the capital of the Company (the “Shares”) at $[share price] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., GMT, on the day immediately preceding the 10th anniversary of the Grant Date (the “Final Exercise Date”).

Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 2.0833% of the original number of Shares each successive month following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. Any fraction of a Share resulting from a computation made pursuant to this Section 2 shall be rounded to the nearest whole Share.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

a. Form of Exercise. Each election to exercise this option shall be in writing, in the form of Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase fewer than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

b. Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of or consultant to the Company or any other entity the employees of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

c. Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 90 days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

d. Exercise Period Upon Death. If the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant, this option shall be exercisable, within the period of one year following the date of death of the Participant, by his or her personal representative, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death, and further provided that this option shall not be exercisable after the Final Exercise Date.

e. Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, any material breach by the Participant of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

f. Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares pursuant to this agreement until all conditions of this option have been met to the satisfaction of the Company.

g. Restriction on Voting. The Participant agrees that in relation to the Shares acquired on exercise of this option, the Participant shall exercise any voting rights attaching to such Shares as directed by the Board of Directors of the Company.

4.	Tax Matters.

a. Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of any US federal, state or local withholding taxes or UK income tax and national insurance contributions required by law to be withheld in respect of this option or which the Participant has agreed or elected to bear.

b. Indemnity. The Participant hereby indemnifies the Company, his employer and each parent or subsidiary of the Company against all and any US federal, state or local withholding taxes or UK income tax and national insurance contributions which arise or may arise in connection with this option and the ordinary shares issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

5.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except to his or her personal representatives in the event of his or her death, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	No Right to Employment etc.

a. The grant of options under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

b. Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any company employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service at any time for any reason, with or without cause.

c. The rights and obligations of the Participant under the terms of his office, employment or consultancy with the Company, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office, employment or consultancy with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

7.	Data Protection

The Participant agrees to the receipt, holding and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.

8.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

9.	Third Party Rights.

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this option and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

IN WITNESS WHEREOF the parties have executed this Option Agreement as a Deed on the day and year first above written

EXECUTED as a DEED by	)
ROCKLEY PHOTONICS LIMITED	)
acting by:	)
)
	)	Director
)
)
	)	Director/Secretary
EXECUTED as a DEED by	)
[NAME] in the presence of:	)
	)	Participant

Witness signature:

Witness name:

Witness address:

EXHIBIT A

NOTICE OF OPTION EXERCISE

Date:                 1

Rockley Photonics Limited

Attention: Company Secretary

Dear Sir or Madam:

I am the holder of an Option granted to me under the Rockley Photonics Limited (the “Company”) 2013 Equity Incentive Plan on                  2 for the purchase of                  3 ordinary shares in the capital of the Company at a purchase price of £                  4 per share.

I hereby exercise my option to purchase                  5 ordinary shares in the capital of the Company (the “Shares”), for which I have enclosed a cheque for £                  in favor of Rockley Photonics Limited as payment in full of the option price.

I request that I am registered as the holder of such ordinary shares and a definitive certificate for such shares be sent to me at my risk to the address below:

Name(s):
Address:

Tax I.D. # / National
Insurance No:

Yours faithfully

(Signature)

[1]	Enter the date of exercise.

[2]	Enter the date of grant.

[3]	Enter the total number of Shares for which the option was granted.

[4]	Enter the option exercise price per Share.

[5]	Enter the number of Shares to be purchased upon exercise of all or part of the option.

ROCKLEY PHOTONICS LIMITED

Enterprise Management Incentive Option Agreement

Granted Under 2013 Equity Incentive Plan

THIS AGREEMENT is made day of

BETWEEN:

(1)

ROCKLEY PHOTONICS LIMITED whose registered office is at C/o Cooley (UK) LLP, 10th Floor, Dashwood, 69 Old Broad Street, London, EC2M 1QS (registered in England and Wales under No 08683015 (the “Company”); and

(2)	(the “Participant”)

WHEREAS:

(A)

The Board (as defined below) considers that the Company is a qualifying company as defined in Part 3 of Schedule 5 to the UK Income Tax (Earnings and Pensions) Act 2003 (“Schedule 5”). In this agreement, the “Board” shall have the same meaning as it carries in the Company’s 2013 Equity Incentive Plan (the “Plan”), a copy of which is available from the Company Secretary.

(B)	The Participant is an eligible employee as defined in Part 4 of Schedule 5.

(C)

The Board considers that the grant of this option to the Participant is for commercial reasons in order to recruit or retain the Participant and not as part of a scheme or arrangement the main purpose, or one of the main purposes, of which is the avoidance of tax.

(D)

The Board considers that the total Market Value (as defined below) of shares in the Company in respect of which unexercised options (granted in respect of the Company’s shares which qualify or are intended to qualify as enterprise management incentive options under the terms of Schedule 5 (“EMI Options”)) subsist does not exceed £3 million or such other value as shall be specified at that time in paragraph 7 of Schedule 5. In this agreement, “Market Value” shall be determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992.

(E)	The Market Value (as at the date of grant) of the Shares (as defined below) which the Participant could acquire or has acquired or could have acquired by the exercise of:

(i)	this option, and/or

(ii)

any other EMI Options granted to him under the Plan or otherwise by reason of his employment with any Group Company (as defined below) in the preceding three years (whether or not exercised or released), and/or

(iii)

any unexercised options to acquire shares under a scheme approved under Schedule 4 to the UK Income Tax (Earnings and Pensions) Act 2003 granted to him by reason of his employment with any Group Company in the preceding three years, does not exceed £250,000 or such other limit as may be imposed from time to time by Schedule 5. The term “Group Company” shall include any of the Company’s present or future parent or subsidiary corporations, and any present or future subsidiary corporations of any such present or future parent corporations, as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).

(F)

The Company has agreed to grant the Participant an enterprise management incentive option to acquire ordinary shares in the capital of the Company in accordance with the terms of Schedule 5 and on the terms set out in this agreement and the Plan.

(G)

The restrictions to which the Shares may be subject are set out in (i) the Company’s Articles of Association as amended from time to time (a copy of which is available from the Company Secretary), and (ii) this agreement and the Plan generally.

1.	Grant of Option.

This agreement evidences the grant by the Company on (the “Grant Date”) to , an employee of the Company or one of its wholly owned subsidiaries (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Plan, a total of ordinary shares of £0.00001 each in the capital of the Company (the “Shares”) at per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., GMT, on the day immediately preceding the 10th anniversary of the Grant Date (the “Final Exercise Date”).

Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

It is intended that this option is a qualifying option under Schedule 5. This option is granted under the provision of Schedule 5.

By executing this agreement, the Participant declares that he works for the Company or a Group Company for at least 25 hours a week or 75% of his working time.

The Company shall within 92 days of the Grant Date notify the grant of this option to HM Revenue & Customs. Such notification shall be in the form required or authorized by HM Revenue & Customs and will contain, or be supported by, such information as HM Revenue & Customs may from time to time require.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 2.0833% of the original number of Shares each successive month following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date. Any fraction of a Share resulting from a computation made pursuant to this Section 2 shall be rounded to the nearest whole Share.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, in the form of the Exhibit, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase fewer than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee of the Company or any other entity the employees of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate 90 days after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d) Exercise Period Upon Death. If the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant, this option shall be exercisable, within the period of one year following the date of death of the Participant, by his or her personal representative, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Conditions on Delivery of Shares. The Company will not be obligated to deliver any Shares pursuant to this agreement until all conditions of this option have been met to the satisfaction of the Company.

(f) Joint Election. Unless the Board permits otherwise, this option may not be exercised unless and until the Company (or any Group Company) has received from the Participant a duly completed joint election with the Company, his employer or other company (in the form prescribed by the Board) (“Joint Election”) to the effect that the Participant will become liable, so far as permissible by law, for the whole of any secondary Class 1 national insurance contributions which may arise in connection with this option and the Shares which may or are acquired on the exercise of this option.

(g) Restricted Shares Election. Unless the Board permits otherwise, this option may not be exercised unless and until the Participant enters into a joint election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (in the form prescribed by the Board) for the full disapplication of Chapter 2 of Part 7 of that Act.

(h) Restriction on Voting. The Participant agrees that in relation to the Shares acquired on exercise of this option, the Participant shall exercise any voting rights attaching to such Shares as directed by the Board of Directors of the Company.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of any UK income tax and national insurance contributions required by law to be withheld in respect of this option or which the Participant has agreed or elected to bear.

(b) Indemnity. The Participant hereby indemnifies the Company, his employer and each parent or subsidiary of the Company against all and any UK income tax and national insurance contributions which arise or may arise in connection with this option and the ordinary shares issued or transferred to the Participant pursuant to the exercise of this option in whole or in part.

(c) Tax status. Neither the Company nor any parent or subsidiary of the Company shall have any liability to the Participant if this option (or any part thereof) is not or ceases to be a qualifying option under schedule 5 to the Income Tax (Earnings and Pensions) Act 2003.

5.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except to his or her personal representatives in the event of his or her death, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	No Right to Employment etc.

(a) The grant of options under the Plan is made at the discretion of the Board and the Plan may be suspended or terminated by the Company at any time. The grant of an option in one year or at one time does not in any way entitle the Participant to an option grant in the future. The Plan is wholly discretionary and is not to be considered part of the Participant’s normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the option is an extraordinary item of compensation which is outside the scope of the Participant’s employment contract (if any).

(b) Nothing in this agreement or the Plan shall confer upon the Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any company employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant‘s service at any time for any reason, with or without cause.

(c) The rights and obligations of the Participant under the terms of his office or employment with the Company, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this option or any right which he may have to participate therein, and the Participant hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

7.	Data Protection

The Participant agrees to the receipt, holding and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this option by the Company or any subsidiary of the Company and any of their advisers or agents and to the transmission of such information outside of the European Economic Area for this purpose.

8.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

9.	Third Party Rights.

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this option and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

IN WITNESS WHEREOF the parties have executed this Option Agreement as a Deed on the day and year first above written

EXECUTED as a DEED by ROCKLEY	)
PHOTONICS LIMITED	)
acting by:	)
	)	Director
)
)
)
	)	Director/Secretary

EXECUTED as a DEED by	)
in the presence of:	)
	)	Participant

Witness signature:

Witness name:

Witness address:

EXHIBIT

NOTICE OF EMI OPTION EXERCISE

Date:                     1

Rockley Photonics Limited

Attention: Company Secretary

Dear Sir or Madam:

I am the holder of an EMI Option granted to me under the Rockley Photonics Limited (the “Company”) 2013 Equity Incentive Plan on                      2 for the purchase of                      3 ordinary shares in the capital of the Company at a purchase price of £                      4 per share.

I hereby exercise my option to purchase                      5 ordinary shares in the capital of the Company (the “Shares”), for which I have enclosed a cheque for £ in favor of Rockley Photonics Limited as payment in full of the option price.

I request that I am registered as the holder of such ordinary shares and a definitive certificate for such shares be sent to me at my risk to the address below:

Name(s):

Address:

National Insurance No:

Yours faithfully

(Signature)

[1]	Enter the date of exercise.
[2]	Enter the date of grant.
[3]	Enter the total number of Shares for which the option was granted.
[4]	Enter the option exercise price per Share.
[5]	Enter the number of Shares to be purchased upon exercise of all or part of the option.

ROCKLEY PHOTONICS LIMITED

Nonstatutory Stock Option Agreement

Granted Under 2013 Equity Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Rockley Photonics Limited, a company registered in England and Wales under No. 08683015 whose registered address is 5th Floor, Alder Castle, 10 Noble Street, London EC2V 7QJ (the “Company”), on __________, 201[ ] (the “Grant Date”) to [____________________________] (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2013 Equity Incentive Plan (the “Plan”), a total of [__________] ordinary shares, nominal value £0.00001 per share in the capital of the Company (the “Shares”), of the Company (“Ordinary Shares”) at $[_____] per Share.1 Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [___________] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to ___% of the original number of Shares on the [first] anniversary of the Vesting Commencement Date (as defined below) and as to an additional ___% of the original number of Shares at the end of each successive [three-month] period following the first anniversary of the Vesting Commencement Date until the [fourth] anniversary of the Vesting Commencement Date. The Vesting Commencement Date shall be ________________________.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

[1]	This must be at least 100% of the fair market value of the Ordinary Shares on the date of grant to avoid adverse tax consequences to the Company and the Participant under Section 409A of the Code.

4.

Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(a) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(b) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(c) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

5.	Company Right of First Refusal.[2]

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Ordinary Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Ordinary Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not

[2]	Please note the following considerations relating to the Company Right of First Refusal:

•

This section is often used when the Company is not currently publicly traded. Some companies may prefer a more complete stock restriction agreement which would include the right of first refusal included in this agreement, as well as other restrictions. In that case, this section should be replaced with a section that provides the Participant, as a condition to exercising this option, must enter into a separate stock restriction agreement.

•

This right of first refusal can be made more pro-company by (i) allowing the Company to pay the exercise price using a promissory note and (ii) extending the period of time prior to which the Company must respond to the Transfer Notice.

•

In addition to a right of first refusal, consideration should be given to the appropriateness of adding a Company Right of Repurchase. Such a right could provide for (i) repurchase at fair market value (this type of right is frequently limited to a short period of time after termination of employment and typically expires upon an IPO) and/or (ii) repurchase at the original exercise price if the optionee violates a non-competition or confidentiality agreement.

•	Some companies insert provisions prohibiting transfers to competitors of the Company.
•

This right of first refusal permits the Company to buy, at its option, all or any portion of the Offered Shares. Option recipients would prefer a provision that requires the Company to buy all or none of the Offered Shares.

be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or analogous laws of non-U.S. jurisdictions; and

(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of Ordinary Shares in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act or analogous non-U.S. law; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

6.	Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Ordinary Shares pursuant to a registration statement under the Securities Act or analogous non-U.S. law, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180 days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address Rule 2711(f) of the National Association of Securities Dealers, Inc. or any similar successor provision or any analogous non-U.S. governing or regulatory entity or authority), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the Ordinary Shares or other securities subject to the foregoing restriction until the end of the “lock-up” period.

7.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Liability for Taxes. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this option. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s tax liability that may arise as a result of the grant or exercise of this option, or the disposition of any Shares acquired on the exercise of this option.

8.	Transfer Restrictions and Voting.

(a) Transferability of Option. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) Transferability of Ordinary Shares. The Participant agrees that he or she will not transfer any Ordinary Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

(c) Voting. The Participant agrees that in relation to the Ordinary Shares received upon exercise of this option, the Participant shall exercise any voting rights attaching to such Ordinary Shares as directed by the Board of Directors of the Company.

9.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

10.	Miscellaneous.

(a) No Rights to Employment. The Participant acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of engagement as an employee or consultant for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 7 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic email or facsimile if sent during normal business hours of the recipient, (iii) five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one

(1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 9(e), if to the Participant, to the address set forth below or at the address shown on the records of the Company, and if to the Company, at the address set forth below, attention Finance Director.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the English law.

(j) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (ii) understands the terms and consequences of this Agreement; and (iii) is fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTED as a DEED by	)
ROCKLEY PHOTONICS LIMITED	)
acting by:	)	Director
)
)
	)	Director/Secretary
EXECUTED AND DELIVERED as a DEED ) By [ ]
in the presence of:	)
	)	Participant

Witness signature:

Witness name, address and occupation:

ROCKLEY PHOTONICS LIMITED

Incentive Stock Option Agreement

Granted Under 2013 Equity Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Rockley Photonics Limited, a company registered in England and Wales under No. 08683015 whose registered office address is: c/o Cooley (UK) LLP, 10th Floor, Dashwood, 69 Old Broad Street, London, EC2M 1QS (the “Company”), on […………………] (the “Grant Date”) to […………………] (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2013 Equity Incentive Plan (the “Plan”), a total of ordinary shares, nominal value £0.00001 per share in the capital of the Company (the “Shares”), of the Company (“Ordinary Shares”) at $[………] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [… + 10yrs, -1 day ……] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Vesting Commencement Date (as defined below) and as to an additional 2.0833% of the original number of Shares at the end of each successive monthly period following the first anniversary of the Vesting Commencement Date until the fourth anniversary of the Vesting Commencement Date. The Vesting Commencement Date shall be [………………..].

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

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(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. If, prior to the Final Exercise Date, the Participant is given notice by the Company of the termination of his or her employment by the Company for Cause, and the effective date of such employment termination is subsequent to the date of delivery of such notice, the right to exercise this option shall be suspended from the time of the delivery of such notice until the earlier of (i) such time as it is determined or otherwise agreed that the Participant’s employment shall not be terminated for Cause as provided in such notice or (ii) the effective date of such termination of employment (in which case the right to exercise this option shall, pursuant to the preceding sentence, terminate upon the effective date of such termination of employment). If the Participant is party to an employment or severance agreement with the Company that contains a definition of “cause” for termination of employment, “Cause” shall have the meaning ascribed to such term in such agreement. Otherwise, “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive. The Participant’s employment shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.	Company Right of First Refusal.

(a) Notice of Proposed Transfer. If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, “transfer”) any Ordinary Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the “Transfer Notice”) to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Ordinary Shares the Participant proposes to transfer (the “Offered Shares”), the price per share and all other material terms and conditions of the transfer.

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(b) Company Right to Purchase. For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all or part of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all or part of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares to be purchased by the Company, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for such Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company’s exercise of its option to purchase the Offered Shares.

(c) Shares Not Purchased By Company. If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares which the Company has not elected to acquire to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to the right of first refusal set forth in this Section 4 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 4.

(d) Consequences of Non-Delivery. After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Offered Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, insofar as permitted by law, treat the Company as the owner of such Offered Shares.

(e) Exempt Transactions. The following transactions shall be exempt from the provisions of this Section 4:

(1) any transfer of Shares to or for the benefit of any spouse, child or grandchild of the Participant, or to a trust for their benefit;

(2) any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or analogous laws of non-U.S. jurisdictions; and

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(3) the sale of all or substantially all of the outstanding shares of capital stock of the Company (including pursuant to a merger or consolidation);

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to the right of first refusal set forth in this Section 4.

(f) Assignment of Company Right. The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

(g) Termination. The provisions of this Section 4 shall terminate upon the earlier of the following events:

(1) the closing of the sale of Ordinary Shares in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act or analogous non-U.S. law; or

(2) the sale of all or substantially all of the outstanding shares of capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the Company’s voting securities immediately prior to such transaction beneficially own, directly or indirectly, more than 75% (determined on an as-converted basis) of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

(h) No Obligation to Recognize Invalid Transfer. The Company shall not be required (1) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (2) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

(i) Legends. The certificate representing Shares shall bear a legend substantially in the following form (in addition to, or in combination with, any legend required by applicable federal and state securities laws and agreements relating to the transfer of the Company securities):

“The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain stock option agreement with the Company.”

5.	Agreement in Connection with Initial Public Offering.

The Participant agrees, in connection with the initial underwritten public offering of the Ordinary Shares pursuant to a registration statement under the Securities Act or analogous non-U.S. law, (i) not to (a) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any other securities of the Company or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or other securities of the Company, whether any transaction described in clause (a) or (b) is to be settled by delivery of securities, in cash or otherwise, during the period beginning on the date of the filing of such registration statement with the Securities and Exchange Commission and ending 180

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days after the date of the final prospectus relating to the offering (plus up to an additional 34 days to the extent requested by the managing underwriters for such offering in order to address Rule 2711(f) of the National Association of Securities Dealers, Inc. or any similar successor provision or any analogous non-U.S. governing or regulatory entity or authority), and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering. The Company may impose stop-transfer instructions with respect to the Ordinary Shares or other securities subject to the foregoing restriction until the end of the “lock-up” period.

6.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

(c) Liability for Taxes. The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this option. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s tax liability that may arise as a result of the grant or exercise of this option, or the disposition of any Shares acquired on the exercise of this option.

7.	Transfer Restrictions and Voting.

(a) Transferability of Option. This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

(b) Transferability of Ordinary Shares. The Participant agrees that he or she will not transfer any Ordinary Shares issued pursuant to the exercise of this option unless the transferee, as a condition to such transfer, delivers to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of Section 4 and Section 5; provided that such a written confirmation shall not be required with respect to (1) Section 4 after such provision has terminated in accordance with Section 4(g) or (2) Section 5 after the completion of the lock-up period in connection with the Company’s initial underwritten public offering.

(c) Voting. The Participant agrees that in relation to the Ordinary Shares received upon exercise of this option, the Participant shall exercise any voting rights attaching to such Ordinary Shares as directed by the Board of Directors of the Company.

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8.	Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

9.	Miscellaneous.

(a) No Rights to Employment. The Participant acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of engagement as an employee or consultant for the vesting period, for any period, or at all.

(b) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

(c) Waiver. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 7 of this Agreement.

(e) Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic email or facsimile if sent during normal business hours of the recipient, (iii) five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 9(e), if to the Participant, to the address set forth below or at the address shown on the records of the Company, and if to the Company, at the address set forth below, attention Finance Director.

(f) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g) Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

(h) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Participant.

(i) Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the English law.

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(j) Participant’s Acknowledgments. The Participant acknowledges that he or she: (i) has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (ii) understands the terms and consequences of this Agreement; and (iii) is fully aware of the legal and binding effect of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXECUTED as a Deed by ROCKLEY PHOTONICS LIMITED Acting by:	) ) ) ) ) )	Director Director/Secretary
EXECUTED AND DELIVERED as a DEED By [ ] in the presence of:	) ) )	Participant

Witness signature: Witness name, address and occupation:

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